SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2002

MINERA ANDES INC.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-22731	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 N. Sullivan Road Spokane, Washington	99216
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (509) 921-7322

None
(Former name or former address, if change since last report)

Item 5.    Other Events.

N.A. Degerstrom, Inc. (“Degerstrom”) has informed the Corporation that it has sold 1,175,000 shares of our common stock. Degerstrom plans to use the proceeds from this sale to exercise warrants covering 1,175,000 shares of our common stock that expire on November 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERA ANDES INC.

By:	/s/ ALLEN AMBROSE
Allen Ambrose, President

Date: November 5, 2002

2